UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2023
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AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

(Address of principal executive offices, including zip code)
200 Parker Dr., Suite C100A, Austin, Texas 78728

Registrant’s telephone number, including area code: (408)-941-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $0.01 per share	AVNW	The Nasdaq Global Select Market

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On February 28, 2023, Aviat Networks, Inc. (the “Company”) and Computershare Inc., as rights agent, entered into Amendment No. 1 to the Amended and Restated Tax Benefit Preservation Plan (the “Amendment”), which amended the Amended and Restated Tax Benefit Preservation Plan (the “Plan”), dated as of August 27, 2020.

The Amendment, which the Company expects to submit to the Company’s stockholders for ratification at the Company’s 2023 annual meeting (the “Annual Meeting”), extends the final expiration date of the Plan until March 3, 2026. If stockholder approval of the Amendment is not obtained at such meeting, the Company anticipates terminating the Plan at the close of business on the date that the voting results are certified.

The Board of Directors (the “Board”) of the Company previously adopted the Plan in an effort to protect the Company’s ability to use its net operating losses, any loss or deductions attributable to a “net unrealized built-in loss” and other tax attributes (collectively, the “Tax Benefits”). The Board continues to view the Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders. Accordingly, the Board believes that it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by amending the Plan to extend the final expiration date.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
Exhibit No.    Description

4.1    Amendment No. 1 to the Amended and Restated Tax Benefit Preservation Plan, dated as of February 28,
2023, by and between Aviat Networks, Inc. and Computershare Inc., as Rights Agent
104     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

February 28, 2023	By:	/s/ David M. Gray
		Name:	David M. Gray
		Title:	Senior Vice President and Chief Financial Officer